SUBSCRIPTION AGREEMENT
                        FOR NON-UNITED STATES PERSONS

                      Brampton Crest International, Inc.
                       1210 Washington Avenue Suite 21
                            Miami Beach, FL 33139

Ladies and Gentlemen:

      Brampton Crest International, Inc. (successor to Hamilton Biophile Companies) (the "Company" or "BRAMPTON"), desires to sell common shares of the Company (the "Shares") at a price of $0.15 per Share and warrants to purchase an equal number of common share of the Company at an exercise price of $0.001 per share of common stock and exercisable for 3 years (collectively, the "Units") (the "Offering"). The undersigned ("Subscriber") desires to purchase the number of Shares set forth on the signature page of this Agreement (the "Agreement"). Accordingly, the Company and Subscriber agree as follows:
1. Sale and Purchase. Subject to the terms and conditions set forth in this Agreement, Subscriber hereby tenders the amount set forth on the signature page of this Agreement for the purchase of the number of Shares set forth on said signature page. Subscriber acknowledges that this offer and the acceptance contained herein were made outside the United States and that this Subscription Agreement was executed outside the United States.

2. Representations, Warranties, and Agreements of Subscriber. In connection with this subscription, Subscriber hereby makes the following representations, warranties, and agreements and confirms the following understandings, each of which are made or confirmed, as the case may be, with respect to Shares subscribed for herein:

      (a) Investment Purpose. Subscriber is acquiring the Shares for Subscriber's own account and for investment purposes only.

      (b) Review and Evaluation of Information Regarding the Company.

                     (i) Subscriber is familiar with the Company's financial condition and proposed operations. Without limiting the foregoing, the Subscriber acknowledges that the undersigned has reviewed the corporate documents regarding the Company, its forms filed as Hamilton Biophile Companies with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the terms of this Offering.

                     (ii) In addition to the foregoing, Subscriber acknowledges that Subscriber has conducted, or has been afforded the opportunity to conduct, an investigation of the Company and has been offered the opportunity to ask representatives of the Company questions about the Company's financial condition and proposed business and that Subscriber has obtained such available information as Subscriber has requested, to the extent Subscriber has deemed necessary, to permit Subscriber to fully evaluate the merits and risks of an investment in the Company. Representatives of the Company have answered all inquiries that Subscriber has put to them concerning the Company and its activities, and the offering and sale of the Shares.

      (c) Risks. Subscriber recognizes that the purchase of Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is limited; and (iii) in the event of a disposition, Subscriber could sustain a complete loss of the entire investment.

      (d) Foreign Status. Subscriber is not a United States Person, nor is the Subscriber acquiring the Shares directly or indirectly for the account or benefit of a United States Person. None of the funds used by the Subscriber to purchase the Shares have been obtained from United States Persons. For purposes of this Agreement, "United States Person" within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Securities Act"), unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

      (e) Regulation S. Subscriber understands that this offering of Shares is made pursuant to Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). Subscriber was not solicited to purchase Shares, nor were Shares offered to Subscriber while present in the United States. Subscriber is outside the United States at the time this Agreement is being submitted and Subscriber expects to remain outside the United States while Subscriber's purchase of Shares is being effected.

      (f) Transferability. Subscriber agrees to resell the Shares only in accordance with Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. It shall be Subscriber's burden to present evidence, legal opinions and/or certificates to the Company demonstrating the compliance with Regulation S or an exemption from registration under the Securities Act before any transfers shall be permitted with respect to the Shares purchased hereunder.

      (g) Hedging. The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

      (h) Subscriber's Financial Experience. Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or, if he has utilized the services of a purchaser representative, together with such representative, are sufficiently experienced in financial and business matter to be capable of evaluating the merits and risks of an investment in the Company.

      (i) Suitability of Investment. Subscriber has evaluated the merits and risks of Subscriber's proposed investment in the Company, including those risks particular to Subscriber's situation, and has determined that this investment is suitable for Subscriber. Subscriber has adequate financial resources for an investment of this character, and at this time Subscriber can bear a complete loss of Subscriber's investment. Further, Subscriber will continue to have, after making an investment in the Company, adequate means of providing for Subscriber's current needs, the needs of those dependent on Subscriber, and possible personal contingencies. Subscriber specifically represents that he has a net worth at least five times greater than the investment made herein.

      (j) Exempt Offering. Subscriber understands that the sale of Shares are not being registered on the basis that this issuance is exempt from registration under the Securities Act, and the applicable state securities laws, and the rules and regulations promulgated thereunder, and that reliance on such exemptions is predicated, in part, on Subscriber's representations and warranties contained in this Agreement.

      (k) Limitations on Disposition. Subscriber understands that there are substantial restrictions on the transferability of the Shares pursuant to the Securities Act; the Shares will not be, and Subscriber has no right to require that the Shares be, registered under the Securities Act; and, accordingly, Subscriber may have to hold the Shares for an indefinite period of time until the Shares have been registered by the Company or are subject to an exemption from registration. Subscriber represents that Subscriber can afford to hold the Shares for an indefinite period of time. Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Shares. The Subscriber acknowledges that any certificates representing the shares underlying the Shares, shall bear the following, or a substantially similar, legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT"

      (l) Absence of Official Evaluation. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness of the terms of an investment in neither the Company, nor any recommendation for or endorsement of the Shares offered hereby.

      (m) Additional Financing. Subscriber further acknowledges that nothing hereunder shall preclude the Company from seeking and/or procuring additional equity and/or debt financing.

      (n) Nonreliance. Subscriber is not relying on the Company or any representation contained herein or in the documents referred to herein with respect to the tax and economic effect of Subscriber's investment in the Company.

      (o) Acceptance. Subscriber acknowledges that the Company shall, in its sole discretion, have the right to accept or reject this subscription, in whole or in part, for any reason or for no reason. If Subscriber's subscription is accepted by the Company, Subscriber shall, and Subscriber hereby elects to, execute any and all further documents necessary in the opinion of the Company to complete his subscription and become a shareholder of the Company.

        (p) Authority to Enter into Agreement. Subscriber has the full right, power, and authority to execute and deliver this Agreement and perform Subscriber's obligations hereunder.

       (q) Entity as a Subscriber. If Subscriber is a corporation, partnership, trust, or other entity, (i) Subscriber is authorized and qualified to become a shareholder of, and is authorized to, make its investment in the Company; (ii) Subscriber has not been formed for the purpose of acquiring an interest in the Company; (iii) Subscriber has not been in existence for less than 90 days prior to the date hereof; and (iv) the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

      (r) Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment. Subscriber hereby acknowledges and agrees that, except as may be specifically provided herein or by applicable law, Subscriber is not entitled to cancel, terminate, or revoke this Agreement, and this Agreement shall survive Subscriber's death or disability or any assignment of the Shares. Subscriber further agrees that Subscriber may not transfer or assign Subscriber's rights under this Agreement, and Subscriber understands that, if Subscriber's subscription is accepted, the transferability of the Shares will be restricted.

      (s) Obligation. This Agreement constitutes a valid and legally binding obligation of Subscriber and neither the execution of this Agreement nor the consummation of the transactions contemplated herein will constitute a violation of or default under, or conflict with, any judgment, decree, statutes or regulation of any governmental authority applicable to Subscriber, or any contract, commitment, agreement, or restriction of any kind to which Subscriber is a party or by which Subscriber's assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable laws, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to Subscriber.

      (t) Required Approvals. No approval, authorization, consent, order, or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by Subscriber or the purchase of the Shares.

      (u) No General Solicitation. Subscriber is not subscribing for Shares because of or following any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation or a subscription by a person other than an authorized representative of the Company.

      (v) Additional Conditions. Upon receipt of the shares of common stock of Brampton Crest International, Inc. and the warrants (including any shares of common stock of Brampton Crest International, Inc. underlying the warrants), you hereby agree that you shall not sell, transfer, or number such shares, warrants or shares underlying the warrants for a period of twelve (12) months from the date of the issuance of the shares without the express written consent of Brampton Crest International, Inc. In the event that shares of common stock of Brampton Crest International, Inc. are sold as a block sale (which block sale includes the shares of common stock of Brampton Crest International, Inc. held by affiliates Brampton Crest International, LLC), you hereby agree to include, if requested by Brampton Crest International, LLC., your shares of common stock of Brampton Crest International, Inc. in such block sale at the sale price (which shall not be less than your purchase price) for all the shares in the block sale. You shall receive no less than a 30% return on investment if the call is made within twelve (12) months from the date herein, such return in investment can be valued in cash, shares of another entity, some other in kind" measure or a combination thereof. In the event that shares of common stock of Brampton Crest International, Inc. are sold as a block sale (which block sale includes the shares of Common stock of Brampton Crest International, Inc. held by affiliates Brampton Crest International, LLC), and you are not requested to include, your shares of common stock of Brampton Crest International, Inc. in such block sale, you may, at your option, request to be included in the sale at the sale price (which shall not be less than your purchase price) for your shares in the block sale and Brampton Crest International, LLC. shall accommodate your request.

3. Survival of Representations, Warranties, Agreements and Acknowledgments. The representations, warranties, agreements, and acknowledgments of the Company and Subscriber shall survive the offering and purchase of Shares.

4. Representations, Warranties and Agreements of the Company. In connection with this subscription, the Company makes the following representations, warranties and agreements and confirms the following understandings:

      (a) Company's Good Standing. The Company is a corporation organized and validly existing under the laws of its incorporation, and it has all corporate authority and power to conduct its business and to own its properties.

      (b) Legal and Other Proceedings. Neither the Company, nor any of its affiliates or its executive officers or directors (in their capacity as executive officers or directors), is a party to any pending or, to the best knowledge of the Company, threatened, or unasserted but considered by it to be probable of assertion, claim, action, suit, investigation, arbitration or proceeding, or is subject to any order, judgment or decree that is reasonably expected by management of the Company to have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings or results of operations of the Company. The Company is not, as of the date hereof, a party to or subject to any enforcement action instituted by, or any agreement or memorandum of understanding with, any federal or state regulatory authority restricting its operations or requiring that actions be taken, and no such regulatory authority has threatened any such action, memorandum or order against the Company and the Company has not received any report of examination from any federal or state regulatory agency which requires that the Company address any problem or take any action which has not already been addressed or taken in a manner satisfactory to the regulatory agency.

      (c) Authorization; Conflict; Valid and Binding Obligation. This Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action of the Company. The Company has full right, power and capacity to execute, deliver and perform its obligations under this Agreement. No governmental license, permit or authorization and no registration or filings with any court, governmental authority or regulatory agency is required in connection with the Company's execution, delivery and/or performance of this Agreement, other than any filings required by applicable federal and state securities laws. The execution, delivery, and performance of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not violate or conflict with any provision of the Articles or Certificate of Incorporation or By-laws of the Company, or any agreement, instrument, law or regulation to which the Company is a party or by which the Company may be bound. This Agreement, upon execution and delivery by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms.

5. Indemnification of the Company. Subscriber agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by it herein or in any other document furnished by it in connection with this subscription.

6. Miscellaneous.

            (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

            (b) Amendments. This Agreement may not be amended, supplemented, or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement, or modification is sought.

            (c) Notices. Any notice, demand, or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; on the date delivered by an overnight courier service; or on the third business day after it is mailed if mailed by registered or certified mail (return receipt requested, with postage and other fees prepaid) addressed to such addresses as provided herein.

            (d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to Subscriber's benefit and the benefit of Subscriber's heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, successors, administrators, legal representatives, and permitted assigns.

            (e) Choice of Law; Venue. This Agreement will be interpreted, construed, and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws. Any proceeding arising between the parties in any manner pertaining or relating to this Agreement shall, to the extent permitted by law, be held in the state of Florida.

            (f) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

            (g) Severability. The invalidity, illegality, or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality, or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal, or unenforceable in any respect, this Agreement shall be reformed, construed, and enforced as if such invalid, illegal, or unenforceable provision had never been contained herein.

            (h) Enforcement. Should it become necessary for any party to institute legal action to enforce this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses, and costs.

            (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

            (j) Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

                      [SIGNATURES ON THE FOLLOWING PAGE]

                      BRAMPTON CREST INTERNATIONAL, INC.


               NON-UNITED STATES PERSONS SUBSCRIPTION AGREEMENT
                        SIGNATURE PAGE FOR INDIVIDUALS


      IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the _____day of ______, 200__.

Total Number of Shares Subscribed for: _____________Shares

Total Purchase Price at $____________U.S.D.



------------------------------------
(Signature of Subscriber)                (Signature of Spouse or Joint Tenant,
                                         If Any)

Robert  Wineberg
------------------------------------
(Print Name of Subscriber)               (Print Name of Spouse or Joint Tenant,
                                         If Any)

P.O. Box CB11904
------------------------------------
Nassau, The Bahamas
------------------------------------
(Address) (Address)

1-242-327-7672
------------------------------------
(Telephone Number)                       (Telephone Number)

November 1, 2004
------------------------------------
(Date)                                   (Date)

Note: If two purchasers are signing, please check the manner in which the ownership is to be legally held (the indicated manner shall be construed as if written out in full accordance with applicable laws or regulations):

_______   JT TEN:     As joint tenants with right of  survivorship  and not as
                      tenants in common.
_______   TEN COM:    As tenants in common.
_______   TEN ENT:    As tenants by the entireties.

                      BRAMPTON CREST INTERNATIONAL, INC.

               NON-UNITED STATES PERSONS SUBSCRIPTION AGREEMENT
  SIGNATURE PAGE FOR CORPORATIONS, TRUSTS, PARTNERSHIPS OR RETIREMENT PLANS




      IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the _____day of ______, 200__.

Total Number of Shares Subscribed for: _____________Shares

Total Purchase Price at $____________U.S.D.




(Print Name of Subscriber)

By:
   ---------------------------------
    (Signature of Authorized Person)


------------------------------------
(Print Name of Authorized Person)


------------------------------------
(Title of Authorized Person)



------------------------------------
------------------------------------
------------------------------------
(Address)


------------------------------------
(Telephone Number)


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

                      BRAMPTON CREST INTERNATIONAL, INC.


      APPROVED AND ACCEPTED in accordance with the terms of this Subscription Agreement on this ____ day of _________________, 200__.



BRAMPTON CREST INTERNATIONAL, INC.

                      By: _______________________________
                      Name: _____________________________
                     Title: ______________________________

                                       11